EXHIBIT 10.3.4
FIRST AMENDMENT AND WAIVER
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
(Non-Guaranteed Line)
     This First Amendment and Waiver to Amended and Restated Loan and Security Agreement is entered into as of May 2, 2007 (the “Amendment”), by and between COMERICA BANK (“Bank”), ALLIANCE CONSULTING GROUP ASSOCIATES, INC. (“Consulting”) and ALLIANCE HOLDINGS, INC., (“Holdings”; Consulting and Holdings are referred to herein individually as a “Borrower” and collectively, the “Borrowers”).
RECITALS
     Borrowers and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of February 28 , 2007 (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.
     NOW, THEREFORE, the parties agree as follows:
     1. The following defined term is amended to read as follows:
“Revolving Line” means a credit extension of up to Twelve Million Five Hundred Thousand Dollars ($12,500,000).
     2. Section 6.8 of the Agreement is amended to read as follows:
6.8 Profitability. As of the last day of each month, Borrowers on a consolidated basis shall maintain pre-tax profit as indicated for the three months immediately preceding each date of measurement:

Period Measured	Pre-tax Profit (Loss)
April 30, 2007	($1,150,000)
May 31, 2007	($850,000)
June 30, 2007	($750,000)
July 31, 2007	($500,000)
August 31, 2007	($250,000)
September 30, 2007	$1
October 31, 2007	$1
November 30, 2007	$1
December 31, 2007	$250,000
January 31, 2008 and thereafter	To be determined based on FY 08 forecast
     3. The reference in Section 6.9 to “October 31, 2007” is amended to read “December 31, 2007”.
     4. Bank waives Borrower’s failure to comply with Section 6.8 of the Agreement for the month ending March 31, 2007.
     5. The Borrowing Base Certificate is amended to be in substantially the form of attached Exhibit C.
     6. The Compliance Certificate is revised to be in substantially the form of attached Exhibit D.
     7. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remains in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all instruments, documents and agreements entered into in connection with the Agreement.

     8. Except as set forth in the Schedule of Exceptions originally provided by Borrowers to Bank in connection with the Agreement and any updated Schedule of Exceptions provided by Borrowers to Bank, each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.
     9. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
     10. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
          (a) this Amendment, duly executed by Borrowers;
          (b) an amendment fee equal to $3,500 plus an amount equal to all Bank Expenses incurred through the date of this Amendment;
          (c) Affirmation of Subordination (Safeguard Scientifics, Inc.); and
          (d) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

ALLIANCE HOLDINGS, INC.

By:	/s/ Steven J. Feder

Title:	Vice President

ALLIANCE CONSULTING GROUP ASSOCIATES, INC.

By:	/s/ James P. Dandy

Title:	/s/ Vice President of Finance

COMERICA BANK

By:	/s/ Charles R. Bowman

Title:	Vice President

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